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Exhibit 99.3

                                                          OMB Number:  3235-0569
                                                      Expires:  January 31, 2003


STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER REGARDING FACTS AND CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS

I, Daniel M. Healy, Chief Financial Officer, state and attest that;

(1) To the best of my knowledge, based upon a review of the covered reports of North Fork Bancorporation, Inc., and, except as corrected or supplemented in a subsequent covered report:

     * no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

     * no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed)

(2) I have reviewed the contents of this statement with the Company's audit committee.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

     * December 31, 2001 Annual Report on Form 10-K for North Fork Bancorporation, Inc.;

     * All reports on Form 10-Q, all reports on Form 8-K, and all definitive proxy materials of North Fork Bancorporation, Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

     *  any amendments to any of the foregoing


  /s/  Daniel M. Healy                               Subscribed and sworn to
 ---------------------                               before me this 31st day of
Name: Daniel M. Healy, Chief Financial Officer       July, 2002.
Date: July 31, 2002

                                                    /s/  Aurelie S. Graf
                                                   ----------------------
                                                   Notary Public

                                                   My Commission Expires:
                                                   August 3, 2006


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